UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

Khosla Ventures Acquisition Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40131	86-1488707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 10, 2023, Khosla Ventures Acquisition Co. (the “Company”) entered into a non-binding letter of intent (“LOI”) for a potential initial business combination with another company (the “Potential Transaction”).

As previously disclosed, the Company must complete a business combination (if at all) by March 8, 2023 (24 months from the closing of its initial public offering (the “IPO”)), or June 8, 2023 (27 months from the closing of the IPO) if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination on or before March 8, 2023, unless the Company’s stockholders agree to extend such period beyond such dates.

As a result of the LOI, the date by which the Company must complete a business combination is now extended to June 8, 2023.

The Company expects to announce additional details regarding the Potential Transaction if and when a definitive agreement is executed. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement with respect to the Potential Transaction, or that the Potential Transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction is subject to board and equity holder approval of both companies, regulatory approvals and other customary conditions. Reference should be made to the risk factors and descriptions of process for the Company to consummate an initial business combination in the Company’s Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: February 14, 2023	By:	/s/ Peter Buckland
	Name:	Peter Buckland
	Title:	Chief Financial Officer